SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 6, 2002
                              (September 5, 2002)


                 SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
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              (Exact Name of Registrant as Specified in Charter)



  Colorado                        0-19889                        84-1145140
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(State or Other           (Commission File Number)             (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


             Caxton Way, Waterford, Hertfordshire, England WD1 8XH
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              (Address of Principal Executive Offices) (Zip Code)


    Registrant's Telephone Number, including area code: 011-44-1923-435-000


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         (Former Name or Former Address, if Changed Since Last Report)

Item 3.  Bankruptcy or Receivership.

         As previously reported, on May 8, 2002, the ultimate parent of South Hertfordshire United Kingdom Fund, Ltd., NTL Incorporated ("NTL Inc." and, together with its debtor and non-debtor subsidiaries, "NTL") and certain of its subsidiaries, namely, NTL (Delaware), Inc. ("NTL Delaware"), NTL Communications Corp. ("NTL CC"), Diamond Cable Communications Limited ("Diamond Cable"), Diamond Holdings Limited ("Diamond Holdings"), and Communications Cable Funding Corp. ("Cable Funding" and together with NTL Inc., NTL Delaware, NTL CC, Diamond Cable and Diamond Holdings, the "Debtors") each filed a voluntary petition for a "prearranged" joint plan of reorganization under Chapter 11 of the United States Bankruptcy Code to convert $10.6 billion of debt into equity of two newly formed companies.

         The filings were made on May 8, 2002 in the United States Bankruptcy Court for the Southern District of New York located in New York, New York (the "Bankruptcy Court"). The cases were assigned to the Honorable Allan L. Gropper, under the case numbers 02-41316 (NTL Incorporated), 02-41317 (NTL (Delaware), Inc.), 02-41318 (NTL Communications Corp.), 02-41321 (Diamond Cable Communications Limited), 02-41320 (Diamond Holdings Limited), and 02-41319 (Communications Cable Funding Corp.). Also, on May 8, 2002, Diamond Cable and Diamond Holdings each applied for and obtained from the High Court of Justice in England and Wales administration orders and the appointment of administrators. On May 24, 2002, the Debtors filed a disclosure statement and an amended joint reorganization plan with the Bankruptcy Court. On July 15, 2002, the Debtors filed an amended disclosure statement and a second amended joint reorganization plan with the Bankruptcy Court. On August 22, 2002, the Debtors filed the Supplement to the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries.

         On September 5, 2002, the Bankruptcy Court entered an order confirming the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, filed on July 15, 2002 (as modified on September 5,
2002) (the "Plan"). Consummation of the Plan is subject to the satisfaction or waiver of certain conditions set forth in the Plan, including but not limited to, completion of an Equity Rights Offering and a Noteholder Election Option (each such term as defined in the Plan). The Plan is expected to be consummated, and NTL expects to emerge from Chapter 11, in October 2002 (the "Effective Time"). The record date for determining persons entitled to distributions under the Plan at the Effective Time is the close of business on September 16, 2002.

         The Plan is filed as Exhibit 2.1 attached hereto and is incorporated by reference herein. A copy of the Bankruptcy Court's order confirming the Plan is filed as Exhibit 2.2 attached hereto and is incorporated by reference herein (the "Confirmation Order"). On September 5, 2002, NTL Inc. issued a press release related to confirmation of the Plan, a copy of which was filed as Exhibit 99.1 to NTL Inc.'s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the "SEC") on September 5, 2002, and is incorporated by reference herein.

         A summary of the Plan is set forth in the Amended Disclosure Statement With Respect To Second Amended Joint Reorganization Plan Of NTL Incorporated And Certain Subsidiaries, a copy of which was filed as Exhibit
99.2 to NTL Inc.'s Current Report on Form 8-K filed with the SEC on July 16, 2002, and is incorporated by reference herein.

         Set forth below is a summary of the material terms of the Plan and the outstanding equity interests of the reorganized companies at the Effective
Time:

         o At the Effective Time, NTL will be reorganized into two new groups, the holding companies for which will be the corporations currently named "NTL Communications Corp." and "NTL Incorporated." NTL CC will be renamed "NTL Incorporated" and will be the holding company for substantially all of NTL's businesses and operations in the UK and Ireland (referred to herein as "NTL UK and Ireland"), and NTL Inc. will be renamed "NTL Europe, Inc." and will be the holding company for substantially all of NTL's businesses and investments in continental Europe as well as other minority investments and interests (referred to herein as "NTL Euroco");

         o NTL UK and Ireland will have a new nine-member Board of Directors selected by the Official Creditors' Committee. The following seven members were named at the Confirmation Hearing on September 5, 2002: Jeffrey D. Benjamin; James E. Bolin; David Elstein; William R. Huff; Barclay Knapp; Duncan Lewis; and George R. Zoffinger. In addition, Mr. Edwin Banks was named at the Confirmation Hearing to be a member of the Board of Directors upon the naming of a ninth member. It was also announced at the Confirmation Hearing that the current intention of the parties is that the Board of Directors may be expanded to eleven members in the future to include the permanent CFO of NTL UK and Ireland (as to which a search has already commenced) and another person to be named by the new board. In addition, Barclay Knapp was confirmed as President and Chief Executive Officer of NTL UK and Ireland;

         o NTL Euroco will have a new three-member Board of Directors. The following three members were named: Michael J. Cochran; H. Sean Mathis; and Jeffrey A. Brodsky. In addition, Jeffrey A. Brodsky will serve as Chief Executive Officer of NTL Euroco. Mr. John F. Gregg will serve as Chief Financial Officer of NTL Euroco;

         o NTL UK and Ireland will issue 200,000,000 shares of common stock, par value $0.01 per share, together with associated preferred stock purchase rights (the "NTL UK and Ireland Common Stock"), and warrants to purchase 35,000,000 shares (subject to adjustment) of NTL UK and Ireland Common Stock at an exercise price of $77.47 per share (subject to adjustment) (the "Series A Warrants"). At the Effective Time, NTL UK and Ireland will issue the number of shares of NTL UK and Ireland Common Stock and accompanying Series A Warrants subscribed for in the Equity Rights Offering. At the Effective Time, NTL UK and Ireland will issue the number of shares of NTL UK and Ireland Common Stock subscribed for in the Noteholder Election Option (and, if applicable, Series A Warrants pursuant to the Noteholder Election Option oversubscription privilege). NTL UK and Ireland will reserve (a) 35,000,000 shares of NTL UK and Ireland Common Stock for issuance upon exercise of the Series A Warrants, (b) up to 15,000,000 shares of NTL UK and Ireland Common Stock for issuance upon exercise of the Series A Warrants which may be subscribed for in the Equity Rights Offering and the Noteholder Election Option, and (c) 20,000,000 shares of NTL UK and Ireland Common Stock for issuance upon exercise of the management incentive options authorized for grant under the NTL UK and Ireland management incentive plan; and

         o NTL Euroco will issue 20,000,000 shares of common stock, par value $0.01 per share, together with associated preferred stock purchase rights (the "NTL Euroco Common Stock"), and 7,500,020 shares of preferred stock, par value $0.01 per share (assuming a $50.00 liquidation preference per share) (the "NTL Euroco Preferred Stock"). NTL Euroco will reserve 2,000,000 shares of NTL Euroco Common Stock for issuance upon exercise of the management incentive options authorized for grant under the NTL Euroco management incentive plan.

         As of May 8, 2002, there were 276,626,476 shares of NTL Inc.'s old common stock, 4,873,529.52 shares of NTL Inc.'s old junior preferred stock and 183,811.52 shares of NTL Inc.'s old senior preferred stock issued and outstanding. At the Effective Time, the outstanding pre- chapter 11 common stock and preferred stock of NTL Inc. and all of the publicly-traded debt securities of NTL (other than the publicly-traded debt securities of NTL (Triangle) LLC, the publicly traded debt securities of Diamond Holdings, which will be reinstated under the terms of the Plan, and the publicly-traded debt securities of Diamond Cable, which will be transferred to NTL UK and Ireland under the terms of the Plan) will be cancelled in exchange for distributions from NTL UK and Ireland and NTL Euroco substantially as follows:

         o Holders of Diamond Cable's notes will receive their pro rata share of 27,271,736 shares of NTL UK and Ireland Common Stock;

         o Holders of NTL CC's senior notes will receive their pro rata share of (i) 165,504,192 shares of NTL UK and Ireland Common Stock, (ii) 75,800 shares of NTL Euroco Preferred Stock (assuming a $50.00 liquidation preference per share), (iii) 0.725% of the Delaware Cash Amount (as such term is defined in the Plan), (iv) 5.012% of the NTL Cash Amount (as such term is defined in the Plan), and (v) the value of 331,222 shares of NTL Euroco Common Stock;

         o Holders of NTL CC's subordinated notes will receive their pro rata share of (i) 3,292,516 shares of NTL UK and Ireland Common Stock, (ii) 6,615 shares of NTL Euroco Common Stock,
                (iii) 1,520 shares of NTL Euroco Preferred Stock (assuming a $50.00 liquidation preference per share), (iv) 0.014% of the Delaware Cash Amount, (v) 0.100% of the NTL Cash Amount, and
                (vi) the Noteholder Election Option allocable to holders of NTL CC's subordinated notes;

         o Holders of NTL Delaware's subordinated notes (other than France Telecom) will receive their pro rata share of (i) 2,661,253 shares of NTL UK and Ireland Common Stock, (ii) 10,692,532 shares of NTL Euroco Common Stock, (iii) 5,987,820 shares of NTL Euroco Preferred Stock (assuming a $50.00 liquidation preference per share), (iv) 85.540% of the Delaware Cash Amount, and (v) the Noteholder Election Option allocable to holders of NTL Delaware's subordinated notes (other than France Telecom);

         o Holders of NTL Inc.'s subordinated notes (other than France Telecom) will receive their pro rata share of (i) 1,270,303 shares of NTL UK and Ireland Common Stock, (ii) 6,270,159 shares of NTL Euroco Common Stock, (iii) 1,434,880 shares of NTL Euroco Preferred Stock (assuming a $50.00 liquidation preference per share), (iv) 13.720% of the Delaware Cash Amount, (v) 94.887% of the NTL Cash Amount, and (vi) the Noteholder Election Option allocable to holders of NTL Inc.'s subordinated notes (other than France Telecom);

         o Holders of NTL Inc.'s old senior preferred stock will receive their pro rata share of (i) 2,996,475 Series A Warrants, (ii) 1,284,203 Equity Rights (as such term is defined in the Plan), and (iii) 642,102 shares of NTL Euroco Common Stock;

         o France Telecom will receive in respect of its holdings of NTL Inc.'s old junior preferred stock (i) 100% of NTL Inc.'s interest in Suez Lyonnaise Telecom, (ii) 22,402,468 Series A Warrants, and (iii) 9,601,058 Equity Rights;

         o Holders of NTL Inc.'s old common stock will receive their pro rata share of (i) 9,601,058 Series A Warrants, (ii) 4,114,739 Equity Rights, and (iii) 2,057,369 shares of NTL Euroco Common Stock; and

         o Holders of NTL Inc.'s old warrants and old options will not be entitled to, and will not, receive or retain any property or interest on account of such old warrants and old options.

         As part of the Plan, France Telecom will make a $25,000,000 payment at the Effective Time to NTL Euroco.

         A statement of the assets and liabilities of NTL UK and Ireland on a historical cost basis is contained in NTL CC's Quarterly Report on Form 10-Q for the Three Months Ended June 30, 2002, a copy of which was filed with the SEC on August 19, 2002, and is incorporated by reference herein. A statement of the assets and liabilities of NTL Euroco on a historical cost basis is contained in NTL Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended June 30, 2002, a copy of which was filed with the SEC on August 14, 2002, and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

2.1 Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated July 15, 2002 (as modified September 5, 2002)

2.2 Findings of Fact and Conclusions of Law Relating to, and Order under 11 U.S.C. Section 1129(a) and (b) and Fed. R. Bankr. P.
         3020 Confirming, Second Amended Joint Reorganization Plan of
         NTL Incorporated and Certain Subsidiaries, dated September 5, 2002

99.1 Press Release issued by NTL Incorporated on September 5, 2002 (incorporated by reference to Exhibit 99.1 to the Current
         Report on Form 8-K filed by NTL Incorporated on September 5, 2002)

99.2 Amended Disclosure Statement with Respect to Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated July 15, 2002 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by NTL Incorporated on July 16, 2002)

99.3 NTL Communications Corp.'s Quarterly Report On Form 10-Q for the Three Months Ended June 30, 2002 (incorporated by reference to the Quarterly Report on Form 10-Q filed by NTL Communications Corp. on August 19, 2002, File No. 0-22616)

99.4 NTL Incorporated's Quarterly Report On Form 10-Q for the Three Months Ended June 30, 2002 (incorporated by reference to the Quarterly Report on Form 10-Q filed by NTL Incorporated on August 14, 2002, File No. 0-30673)

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FAWNSPRING LIMITED,
                                                 its General Partner

                                                 By:  /s/ Robert Mackenzie
                                                      -------------------------
                                                      Name:  Robert Mackenzie
                                                      Title: Secretary


Dated:  September 6, 2002

                                 EXHIBIT INDEX
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Exhibit
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2.1      Second Amended Joint Reorganization Plan of NTL Incorporated
         and Certain Subsidiaries, dated July 15, 2002 (as modified September 5, 2002)

2.2 Findings of Fact and Conclusions of Law Relating to, and Order under 11 U.S.C. Section 1129(a) and (b) and Fed. R. Bankr. P.
         3020 Confirming, Second Amended Joint Reorganization Plan of
         NTL Incorporated and Certain Subsidiaries, dated September 5, 2002

99.1 Press Release issued by NTL Incorporated on September 5, 2002 (incorporated by reference to Exhibit 99.1 to the Current
         Report on Form 8-K filed by NTL Incorporated on September 5, 2002)

99.2 Amended Disclosure Statement with Respect to Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated July 15, 2002 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by NTL Incorporated on July 16, 2002)

99.3 NTL Communications Corp.'s Quarterly Report On Form 10-Q for the Three Months Ended June 30, 2002 (incorporated by reference to the Quarterly Report on Form 10-Q filed by NTL Communications Corp. on August 19, 2002, File No. 0-22616)

99.4 NTL Incorporated's Quarterly Report On Form 10-Q for the Three Months Ended June 30, 2002 (incorporated by reference to the Quarterly Report on Form 10-Q filed by NTL Incorporated on August 14, 2002, File No. 0-30673)